Exhibit 10.6

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

AMENDMENT TO PURCHASE AGREEMENT

THIS AMENDMENT TO Supply, Material Confidentiality and Non Disclosure Agreement dated December 15, 2008 made as of the 15 day of January, 2010, by and between APPLIED SILICONE CORPORATION (hereinafter called the “Supplier”) and Biosil, Ltd., (hereinafter called “Customer)

WHEREAS pursuant to a Supply, Material Confidentiality and Non Disclosure Agreement dated December 15th 2008 wherein the Supplier agrees to supply implantable silicone materials and support services to Customer under the described terms and conditions.

WHEREAS. Customer purchased a total of [* * *] between January 1 and December 31, 2009 and Supplier and Customer want to increase business volume and lower costs in 2010. Supplier will agree to an incentive rebate system based on increased levels in dollar value of purchases in 2010 over the base amount of [* * *].

NOW THEREFORE the Parties covenant and agree to amend the Supply. Material Confidentiality and Non Disclosure Agreement dated December 15th 2008 as follows:

1.	Section 3.1 is hereby modified to: “Term. Subject to the terms of this Agreement, the Agreement will commence on the December 15, 2008 and shall terminate on December 15, 2014.

2.	Rebates will be given to Customer per the following formulation:

•	[* * *] increase over base amount of [* * *] = [* * *] rebate of total purchased and shipped between January 1 and December 31, 2010

•	[* * *] increase over base amount of [* * *] = [* * *] rebate of total purchased and shipped between January 1 and December 31, 2010

•	[* * *] increase over base amount of [* * *] = [* * *] rebate of total purchased and shipped between January 1 and December 31, 2010

3.	The increase over the base amount of [* * *] will include purchases made by any division of GC Aesthetics group.

4.	The rebate will be issued as a credit to be used for purchases of materials to be delivered between January 1, 2010 and March 31, 2011

5.	Paragraph 5.1 shall be changed from [* * *] to [* * *] after shipment from ASC factory

With the exception of the above, all other terms and conditions contained in the Supply, Material Confidentiality and Non Disclosure Agreement dated December 15th 2008 are unchanged and remain binding on the parties.

CONFIDENTIAL INFORMATION

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

In WITNESS WHEREOF the parties have executed the Agreement

APPLIED SILICONE CORPORATION

/s/ Alastair Winn
Alastair Winn. President

BIOSIL, LTD.

/s/ Barry Hatt
Barry Hatt, General Manager

CONFIDENTIAL INFORMATION